Supplement dated August 14, 2009
to the
Class A Shares, Class B Shares, Class C Shares,
Class IB Shares and Class IC Shares Prospectus
dated December 19, 2008

VAN KAMPEN SENIOR LOAN FUND

The Prospectus is hereby supplemented as follows:

Effective September 14, 2009, the first sentence in the seventh paragraph of the section entitled “Purchase of Shares — How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

The minimum initial investment in the Fund is $1,000 (see “Shareholder Services — Retirement plans”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SLFSPT 8/09